UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

July 15, 2010

DEVRY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, IL	60515
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 15, 2010, DeVry Inc. submitted responses to questions from the United States Senate Committee on Health, Education, Welfare and Pensions. The questions were raised by members of the Senate Committee regarding testimony given before a hearing on “Emerging Risk?: An Overview of the Federal Investment in For-Profit Education” by DeVry’s Senior Vice President of Government and Regulatory Affairs and Chief Compliance Officer, Sharon Thomas Parrott.  A copy of DeVry’s responses is furnished as Exhibit 99.1 to this Report and is incorporated by reference into this item.

Item 9.01	Financial Statements and Exhibits

99.1	DeVry’s responses to questions from the U.S. Senate Committee on Health, Education, Labor, and Pensions dated July 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVRY INC.
(Registrant)

Date: July 15, 2010	By:	/s/ Richard M. Gunst
Richard M. Gunst
Senior Vice President, Chief Financial Officer and Treasurer

 EXHIBIT INDEX

Exhibit Number	Description
99.1	DeVry’s responses to questions from the U.S. Senate Committee on Health, Education, Labor, and Pensions dated July 15, 2010.